    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2003


                                                   REGISTRATION NOS.:  33-56851
                                                                       811-7243
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [X]
                       PRE-EFFECTIVE AMENDMENT NO.                          [ ]
                         POST-EFFECTIVE AMENDMENT NO. 11                    [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                              [X]
                                AMENDMENT NO. 12                            [X]

                             ---------------------

                      MORGAN STANLEY BALANCED INCOME FUND
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPY TO:

                            STUART M. STRAUSS, ESQ.
                           MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                             ---------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THIS POST-EFFECTIVE AMENDMENT BECOMES EFFECTIVE.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                           immediately upon filing pursuant to paragraph (b)
                     -----
                       X   on March 28, 2003 pursuant to paragraph (b)
                     -----
                           60 days after filing pursuant to paragraph (a)
                     -----
                           on (date) pursuant to paragraph (a) of rule 485.
                     -----


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

===============================================================================

[MORGAN STANLEY LOGO]


       Morgan Stanley Balanced Income Fund

A mutual fund that seeks to provide current income and moderate capital growth


[GRAPHIC OMITTED]


                         Prospectus    March 28, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE .........................................  1

                            PRINCIPAL INVESTMENT STRATEGIES ..............................  1

                            PRINCIPAL RISKS ..............................................  3

                            PAST PERFORMANCE .............................................  5

                            FEES AND EXPENSES ............................................  7

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ...................  8

                            ADDITIONAL RISK INFORMATION ..................................  9

                            FUND MANAGEMENT .............................................. 10


Shareholder Information     PRICING FUND SHARES .......................................... 12

                            HOW TO BUY SHARES ............................................ 12

                            HOW TO EXCHANGE SHARES ....................................... 14

                            HOW TO SELL SHARES ........................................... 15

                            DISTRIBUTIONS ................................................ 17

                            TAX CONSEQUENCES ............................................. 18

                            SHARE CLASS ARRANGEMENTS ..................................... 19

Financial Highlights        .............................................................. 27

Morgan Stanley Funds        ............................................ INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


    INVESTMENT OBJECTIVE
----------------------------
Morgan Stanley Balanced Income Fund seeks to provide current income and moderate capital growth.




[GRAPHIC OMITTED]


    PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------

                         The Fund will normally invest at least 80% of its assets in income-producing securities, consisting of
                         (1) fixed-income securities and (2) dividend paying common stocks and securities convertible into common stocks. Within the limitations detailed below, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.


[sidebar]
INCOME & GROWTH
An investment objective having the goal of selecting securities that pay out income and have the potential to rise in price.
[end sidebar]


The two groups of Fund investments in more detail are:


(1) Fixed-Income Securities. The Fund will normally invest at least 60% of its net assets in fixed-income securities. The Fund's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities, and U.S. government securities. The U.S. government securities may include:


o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

o Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

o Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.


One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.


Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.


(2) Common Stocks/Convertible Securities. The Fund will normally invest at least 25% of its assets in dividend paying common stocks and securities convertible into common stocks. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. These investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

                                      ***

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


The Fund may also invest in options and futures.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]


    PRINCIPAL RISKS
----------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as bonds, bank obligations, corporate debt securities and U.S. government securities are subject to two types of risk: credit risk and interest rate risk.


Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.



Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)



The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.


Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.


Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.



Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.


Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in options and futures and foreign securities.



Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.




[GRAPHIC OMITTED]


    PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



                          ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1996     8.63%
1997    15.57%
1998     9.38%
1999     0.20%
2000     7.99%
2001     3.67%
2002    -3.13%

[GRAPHIC OMITTED]


The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class C shares has varied from year to year over the past 7 calendar years.
[end sidebar]



During the periods shown in the bar chart, the highest return for a calendar quarter was 8.34% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -4.38% (quarter ended September 30, 2002).

Average Annual Total Returns This table compares the Fund's average annual total returns with those of broad measures of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

-------------------------------------------------------------------------------------------------------------------
                                                               PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
 Class A(1): Return Before Taxes                                    -7.52%        3.19%           3.67%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                  -22.09%        -0.58%          0.25%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(3)                    11.04%         7.62%          7.84%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(4)                                       -15.52%         1.16%          2.74%
-------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Index(5, 7)                                    -4.11%         2.88%          3.43%
-------------------------------------------------------------------------------------------------------------------
 Class B1: Return Before Taxes                                      -7.83%         3.16%          3.74%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                  -22.09%        -0.58%           0.25%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(3)                    11.04%         7.62%           7.84%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(4)                                        15.52%         1.16%           2.74%
-------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Index(5, 7)                                    -4.11%         2.88%           3.43%
-------------------------------------------------------------------------------------------------------------------
 Class C1: Return Before Taxes                                      -4.08%         3.51%           7.11%
-------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(6)                        -5.02%         1.93%           5.33%
-------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of
      Fund Shares                                                   -2.50%          2.19%           5.06%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                  -22.09%         -0.58%           9.23%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(3)                    11.04%          7.62%           8.24%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(4)                                       -15.52%          1.16%          10.73%
-------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Index(5, 8)                                    -4.11%          2.88%           7.83%
-------------------------------------------------------------------------------------------------------------------
 Class D1: Return Before Taxes                                      -2.16%          4.52%           4.92%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                  -22.09%         -0.58%           0.25%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(3)                    11.04%          7.62%           7.84%
-------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(4)                                       -15.52%          1.16%           2.74%
-------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Index(5, 7)                                    -4.11%          2.88%           3.43%
-------------------------------------------------------------------------------------------------------------------



(1) Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2) The Standard & Poor's (Registered Trademark) 500 Index (S&P 500 Index (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The benchmark for the Fund has changed from the S&P 500 Index to the Russell 1000 Value Index to more accurately reflect its investable universe. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(6) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

(7) For the period 7/31/97 through 12/31/02.

(8) For the period 3/31/95 through 12/31/02.

The above table shows after tax returns for the Fund's Class C shares. The after tax returns for the Fund's other Classes will vary from the Class C shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.






[GRAPHIC OMITTED]


    FEES AND EXPENSES
--------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



                                                     CLASS A      CLASS B      CLASS C     CLASS D
-------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)      None        None         None
-------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)               None(2)      5.00%(3)    1.00%(4)     None
-------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
  Management Fee                                        0.60%        0.60%       0.60%        0.60%
-------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                 0.24%        1.00%       1.00%        None
-------------------------------------------------------------------------------------------------------
  Other expenses                                        0.24%        0.24%       0.24%        0.24%
-------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                  1.08%        1.84%       1.84%        0.84%
-------------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4) Only applicable if you sell your shares within one year after purchase.


[sidebar]
SHAREHOLDER FEES
These fees are paid directly from
your investment.
[end sidebar]


[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from
the Fund's assets and are based on
expenses paid for the fiscal year
ended January 31, 2003.
[end sidebar]

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   ---------------------------------------------
 Class A       $629        $850      $1,089       $1,773       $629        $850      $1,089      $1,773
----------------------------------------------------------   ---------------------------------------------
 Class B       $687        $879      $1,195       $2,159       $187        $579      $  995      $2,159
----------------------------------------------------------   ---------------------------------------------
 Class C       $287        $579      $  995       $2,159       $187        $579      $  995      $2,159
----------------------------------------------------------   ---------------------------------------------
 Class D       $ 86        $268      $  466       $1,037       $ 86        $268      $  466      $1,037
----------------------------------------------------------   ---------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.





[GRAPHIC OMITTED]


    ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.


Options and Futures. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during the past fiscal periods. A portfolio turnover rate of 100%, for example, is equivalent to the Fund buying and selling all of its securities one time during the course of the year. A high portfolio turnover rate

(over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.





[GRAPHIC OMITTED]


    ADDITIONAL RISK INFORMATION
----------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.


Futures. If the Fund invests in futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.


Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. One additional risk is currency risk. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. For example, certain depositary receipts, particularly unsponsored or unregistered depositary receipts and/or depositary receipts not traded on U.S. Securities exchanges, are not subject to the requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depositary receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.



Options and Futures. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.





[GRAPHIC OMITTED]


     FUND MANAGEMENT
-------------------------


[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of February 28, 2003.
[end sidebar]



The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.





The equity portion of the Fund is managed within the Equity Income team. Current members of the Equity Income team include James Gilligan, a Managing Director of the Investment Manager, Catherine Maniscalco-Avery, a Vice President of the Investment Manager, James Roeder, a Vice

President of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager. The fixed-income portion of the Fund is managed by the Taxable Fixed-Income team.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended January 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]


    PRICING FUND SHARES
---------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


    HOW TO BUY SHARES
--------------------------


[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]



You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.




Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.




MINIMUM INVESTMENT AMOUNTS
-----------------------------------------------------------------------
                                               MINIMUM INVESTMENT
                                         ------------------------------
INVESTMENT OPTIONS                          INITIAL        ADDITIONAL
-----------------------------------------------------------------------
  Regular Accounts                         $  1,000          $  100
-----------------------------------------------------------------------
  Individual Retirement Account            $  1,000          $  100
-----------------------------------------------------------------------
  Coverdell Education Savings Account      $    500          $  100
  Account
-----------------------------------------------------------------------
  EasyInvest(SM)                           $    100*         $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-----------------------------------------------------------------------


*     Provided your schedule of investments totals $1,000 in twelve months.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Balanced Income Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


    HOW TO EXCHANGE SHARES
--------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.



Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.




[GRAPHIC OMITTED]


    HOW TO SELL SHARES
---------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.




OPTIONS             PROCEDURES
-----------------------------------------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
 Financial Advisor  financial representative.
                    ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
-----------------------------------------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

[GRAPHIC OMITTED]   o  your account number;
                    o  the name of the Fund;
                    o  the dollar amount or the number of shares you wish to sell;
                    o  the Class of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.
                    ---------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
-------------------------------------------------------------------------------------------------------------------
 By Letter,       If you are requesting payment to anyone other than the registered owner(s) or that payment be
 continued        sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                  --------------------------------------------------------------------------------------------------
                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                  --------------------------------------------------------------------------------------------------
                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------
 Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
 Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED] fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                  --------------------------------------------------------------------------------------------------
                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                  section of this Prospectus.
                  --------------------------------------------------------------------------------------------------
                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.




[GRAPHIC OMITTED]


    DISTRIBUTIONS
--------------------

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]


     TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley
    Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


     SHARE CLASS ARRANGEMENTS
----------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-----------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
-----------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
-----------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         1.00%
-----------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
-----------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.



The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                  FRONT-END SALES CHARGE
                                     -------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
--------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
--------------------------------------------------------------------------------------



[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.



o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.


o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.



                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------------------
  First                                        5.0%
-----------------------------------------------------------------------
  Second                                       4.0%
-----------------------------------------------------------------------
  Third                                        3.0%
-----------------------------------------------------------------------
  Fourth                                       2.0%
-----------------------------------------------------------------------
  Fifth                                        2.0%
-----------------------------------------------------------------------
  Sixth                                        1.0%
-----------------------------------------------------------------------
  Seventh and thereafter                       None
-----------------------------------------------------------------------

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


Special CDSC Considerations for Fund Shares Held Prior to July 28, 1997. If you held Fund shares prior to July 28, 1997 that were acquired in exchange for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund, Dean Witter National Municipal Trust or Dean Witter High Income Securities that have been designated Class B shares, these Fund shares are subject to the other fund's lower CDSC schedule, with two exceptions. First, if you subsequently exchange these Class B shares for shares of a fund with a higher CDSC schedule, the higher CDSC schedule will apply. Second, if you exchange the Class B shares for shares of a Morgan Stanley Money Market Fund and re-exchange back into the Fund, the CDSC schedule set forth in the above table will apply.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares also are subject to an annual distribution (12b-1) fee of 1.00% of the average daily net asset of the Fund's Class B shares. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.



If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of up to 1.0% on sales made within one year after the last day of the month of purchase.

The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of 1.00% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.


o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Class A Shares:
-------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED JANUARY 31,
                                                     --------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.35        $12.42         $11.80        $12.75       $12.41
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.33          0.43           0.47          0.47         0.46
   Net realized and unrealized gain (loss)             (0.84)        (0.06)          0.94         (0.69)        0.87
                                                      ------        ------        -------        ------       ------
 Total income (loss) from investment operations        (0.51)         0.37           1.41         (0.22)        1.33
-------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.39)        (0.44)         (0.47)        (0.47)       (0.47)
   Net realized gain                                     --            --           (0.32)        (0.26)       (0.52)
                                                      ------        ------         ------        ------       -------
 Total dividends and distributions                     (0.39)        (0.44)         (0.79)        (0.73)       (0.99)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.45        $12.35         $12.42        $11.80       $12.75
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (4.19)%        3.13%         12.66%        (1.84)%      11.11%
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (1):
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.08 %        1.16%          1.20%         1.20 %       1.23%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  2.79 %        3.44%          3.97%         3.82 %       3.73%
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $3,125        $2,216         $2,043        $2,187       $5,448
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 173 %          99%            21%           35 %         32%
-------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares:
-------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED JANUARY 31,
                                                     --------------------------------------------------------------------
                                                         2003           2002         2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.31         $12.39       $11.77         $12.74        $12.41
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                             0.24           0.34         0.37           0.38          0.38
   Net realized and unrealized gain (loss)               (0.85)         (0.07)        0.95          (0.71)         0.85
                                                        ------         ------       ------         ------       -------
 Total income (loss) from investment operations          (0.61)          0.27         1.32          (0.33)         1.23
-------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                 (0.30)         (0.35)       (0.38)         (0.38)        (0.38)
   Net realized gain                                       --             --         (0.32)         (0.26)        (0.52)
                                                        ------         ------       ------         ------        ------
 Total dividends and distributions                       (0.30)         (0.35)       (0.70)         (0.64)        (0.90)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.40         $12.31       $12.39         $11.77        $12.74
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (4.98)%         2.32%       11.82%         (2.69)%       10.32%
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (1):
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.84 %         1.91%        2.00%          1.95%         1.99%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    2.03 %         2.68%        3.17%          3.07%         2.97%
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $135,146       $101,957      $45,803        $56,827       $56,919
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   173 %           99%          21%            35%           32%
-------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares:
-------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED JANUARY 31,
                                                     --------------------------------------------------------------------
                                                        2003          2002          2001          2000         1999
-------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.33         $12.41        $11.78        $12.74       $12.41
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[+/+]                           0.24           0.33          0.38          0.38         0.38
   Net realized and unrealized gain (loss)             (0.85)         (0.05)         0.95         (0.70)        0.85
                                                      -------        ------        ------        ------       ------
 Total income (loss) from investment operations        (0.61)          0.28          1.33         (0.32)        1.23
-------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.30)         (0.36)        (0.38)        (0.38)       (0.38)
   Net realized gain                                     --             --          (0.32)        (0.26)       (0.52)
                                                      ------         ------        ------        ------       ------
 Total dividends and distributions                     (0.30)         (0.36)        (0.70)        (0.64)       (0.90)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.42         $12.33        $12.41        $11.78       $12.74
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (5.00)%         2.32%        11.89%        (2.62)%      10.32%
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (1):
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.84 %         1.91%         1.94%         1.95 %       1.94%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  2.03 %         2.68%         3.23%         3.07 %       3.02%
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $32,439        $33,321       $24,205       $29,535      $35,291
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 173 %           99%           21%           35 %         32%
-------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares:
------------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEAR ENDED JANUARY 31,
                                                    --------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period                 $12.33         $12.40        $11.79         $12.75       $12.42
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income++                              0.34           0.45          0.50           0.50         0.48
   Net realized and unrealized gain (loss)             (0.83)         (0.05)         0.93          (0.70)        0.87
                                                      ------        -------       -------         ------       ------
 Total income (loss) from investment operations        (0.49)          0.40          1.43          (0.20)        1.35
------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.42)         (0.47)        (0.50)         (0.50)       (0.50)
   Net realized gain                                     --             --          (0.32)         (0.26)       (0.52)
                                                      ------        -------        ------         ------       ------
 Total dividends and distributions                     (0.42)         (0.47)        (0.82)         (0.76)       (1.02)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.42         $12.33        $12.40         $11.79       $12.75
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (4.04)%         3.37%        12.88%         (1.63)%      11.27%
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (1):
------------------------------------------------------------------------------------------------------------------------
 Expenses                                               0.84 %         0.91%         1.00%          0.95 %       0.99%
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  3.03 %         3.68%         4.17%          4.07 %       3.97%
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $1,476           $496          $107         $1,546       $1,679
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 173 %           99%           21%            35 %         32%
------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes



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                                                                              31

Notes



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32

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O    GLOBAL/INTERNATIONAL FUNDS


      European Growth Fund


      Fund of Funds - International Portfolio


      Global Advantage Fund


      Global Dividend Growth Securities


      International Fund


      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund




 O    GROWTH FUNDS


      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund


      Capital Opportunities Trust


      Developing Growth Securities Trust


      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund


      Next Generation Trust


      Small-Mid Special Value Fund

      Special Growth Fund


      Special Value Fund


      Tax-Managed Growth Fund


 O    GROWTH + INCOME FUNDS


      Allocator Fund


      Balanced Growth Fund

      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio


      Fundamental Value Fund


      Income Builder Fund


      Mid-Cap Value Fund

      S&P 500 Index Fund


      Strategist Fund

      Total Market Index Fund

      Total Return Trust


      Value Fund

      Value-Added Market Series
       Equity Portfolio





 O    INCOME FUNDS


      Diversified Income Trust

      Federal Securities Trust

      High Yield Securities

      Intermediate Income Securities

      Limited Duration Fund(NL)


      Limited Duration U.S. Treasury Trust


      Liquid Asset Fund (MM)


      U.S. Government Money Market Trust (MM)


      U.S. Government Securities Trust


 O SPECIALTY FUNDS

      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development  Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund





 O    TAX-FREE INCOME FUNDS


      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

[GRAPHIC OMITTED]





Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                                       BINAX
-----------------------------------------------------------
  Class B:                                       BINBX
-----------------------------------------------------------

  Class C:                                       BINCX
-----------------------------------------------------------
  Class D:                                       BINDX
-----------------------------------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7243)
CLF# 38400PRO


[MORGAN STANLEY LOGO]


       Morgan Stanley
       Balanced Income Fund



             A mutual fund that seeks to provide current income and moderate capital growth

[GRAPHIC OMITTED]



Prospectus                                                       March 28, 2003

STATEMENT OF ADDITIONAL INFORMATION
                                       MORGAN STANLEY
                                       BALANCED INCOME FUND

MARCH 28, 2003


--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus. The Prospectus (dated March 28, 2003) for the Morgan Stanley Balanced Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley
Balanced Income Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................   4

II.   Description of the Fund and Its Investments and Risks ..........   4

         A. Classification ...........................................   4

         B. Investment Strategies and Risks ..........................   4

         C. Fund Policies/Investment Restrictions ....................  11

III.  Management of the Fund .........................................  13

         A. Board of Trustees ........................................  13

         B. Management Information ...................................  13

         C. Compensation .............................................  18

IV.   Control Persons and Principal Holders of Securities ............  20

V.    Investment Management and Other Services .......................  20

         A. Investment Manager .......................................  20

         B. Principal Underwriter ....................................  21

         C. Services Provided by the Investment Manager ..............  21

         D. Dealer Reallowances ......................................  22

         E. Rule 12b-1 Plan ..........................................  22

         F.   Other Service Providers ................................  26

         G.  Codes of Ethics .........................................  27

VI.   Brokerage Allocation and Other Practices .......................  27

         A. Brokerage Transactions ...................................  27

         B. Commissions ..............................................  27

         C. Brokerage Selection ......................................  28

         D. Directed Brokerage .......................................  28

         E. Regular Broker-Dealers ...................................  29

VII.  Capital Stock and Other Securities .............................  29

VIII. Purchase, Redemption and Pricing of Shares .....................  29

         A. Purchase/Redemption of Shares ............................  29

         B. Offering Price ...........................................  30

IX.   Taxation of the Fund and Shareholders ..........................  31

X.    Underwriters ...................................................  33

XI.   Calculation of Performance Data ................................  33

XII.   Financial Statements ..........................................  35

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------
     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Balanced Income Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 23, 1994, with the name Dean Witter Balanced Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Balanced Income Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Balanced Income Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.  CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is to provide current income and moderate capital growth.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. [In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.]

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's
Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States. Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each or which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets in the aggregate; and

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or by Moody's.

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund will not lend its portfolio securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek to provide current income and moderate capital growth.

     The Fund may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    4. Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee of the Fund or of the Investment Manager owns more than 1|M/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1|M/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    6. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options thereon.

    7. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; or
       (b) borrowing money.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations; or (b) by investment in repurchase agreements.

   11. Make short sales of securities.

   12. Purchase securities on margin, except short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   14. Invest for the purpose of exercising control or management of any other issuer.

   15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   16. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

   17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

   In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

     For the fiscal year ended January 31, 2002 and 2003, the portfolio turnover rate was 99% and 173%, respectively. This variation resulted from the portfolio managers' responses to varying market conditions during the period.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. Board of Trustees


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. Management Information

     Trustees and Officers. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (62)           Trustee       Since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
---------------------------- --------------------------------------- -------------- --------------------------
Michael Bozic (62)           Retired; Director or Trustee of the           123      Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                        Corporation.
Maw                          Term Trust 2003; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998)
                             and President and Chief Executive
                             Officer of Hills Department Stores
                             (May 1991-July 1995); formerly
                             variously Chairman, Chief Executive
                             Officer, President and Chief Operating
                             Officer (1987-1991) of the Sears
                             Merchandise Group of Sears,
                             Roebuck & Co.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)   LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT    SERVED*
---------------------------- ------------- -----------
Edwin J. Garn (70)           Trustee       Since
c/o Summit Ventures LLC                    January
1 Utah Center                              1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)         Trustee       Since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (54)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -----------------------------
Edwin J. Garn (70)           Director or Trustee of the Morgan               123      Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and TCW/DW Term                            (time management
1 Utah Center                Trust 2003; formerly United States                       systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                          North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                                 (industrial loan
                             Committee (1980-1986); formerly                          corporation), United Space
                             Mayor of Salt Lake City, Utah                            Alliance (joint venture
                             (1971-1974); formerly Astronaut,                         between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                    and the Boeing Company)
                             1985); Vice Chairman, Huntsman                           and Nuskin Asia Pacific
                             Corporation (chemical company);                          (multilevel marketing);
                             member of the Utah Regional                              member of the board of
                             Advisory Board of Pacific Corp.                          various civic and
                                                                                      charitable organizations.

Wayne E. Hedien (69)         Retired; Director or Trustee of the             123      Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and TCW/DW                          Inc. (private mortgage
Maw                          Term Trust 2003; formerly associated                     insurance); Trustee and
Counsel to the Independent   with the Allstate Companies                              Vice Chairman of The
Trustees                     (1966-1994), most recently as                            Field Museum of Natural
1675 Broadway                Chairman of The Allstate Corporation                     History; director of various
New York, NY                 (March 1993-December 1994) and                           other business and
                             Chairman and Chief Executive Officer                     charitable organizations.
                             of its wholly-owned subsidiary, Allstate
                             Insurance Company (July
                             1989-December 1994).

Dr. Manuel H. Johnson (54)   Chairman of the Audit Committee and             123      Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and TCW/DW Term                            Chairman and Trustee of
1133 Connecticut Avenue,     Trust 2003; Senior Partner, Johnson                      the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm; Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee             200      Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and TCW/DW Term
New York, NY                 Trust 2003; director/trustee of various
                             investment companies managed by
                             Morgan Stanley Investment
                             Management Inc. and Morgan
                             Stanley Investments LP (since July
                             2001); General Partner, Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                 POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH         TIME
      MANAGEMENT TRUSTEE          REGISTRANT      SERVED*
------------------------------ --------------- -------------
Charles A. Fiumefreddo (69)    Chairman of     Since July
c/o Morgan Stanley Trust       the Board and   1991
Harborside Financial Center,   Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee         Since June
c/o Morgan Stanley Trust                       2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee         Since April
1585 Broadway                                  1994
New York, NY



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE
------------------------------ ---------------------------------------- -------------- ------------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of           123       None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trust 2003; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan             123       None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private Client
                               Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan             123       Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                           Airlines, Inc. and its parent
New York, NY                   Trust 2003; Chairman of the Board of                    company, AMR
                               Directors and Chief Executive Officer                   Corporation.
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.






                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH           LENGTH OF
      EXECUTIVE OFFICER           REGISTRANT         TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ----------------- --------------------- ----------------------------------------------------------
Mitchell M. Merin (49)        President and     President since May   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive   1999 and Chief        Investment Management (since December 1998);
New York, NY                  Officer           Executive Officer     President, Director (since April 1997) and Chief
                                                since September       Executive Officer (since June 1998) of the Investment
                                                2002                  Manager and Morgan Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the Distributor (since
                                                                      June 1998); Chairman (since June 1998) and Director
                                                                      (since January 1998) of the Transfer Agent; Director of
                                                                      various Morgan Stanley subsidiaries; President (since
                                                                      May 1999) and Chief Executive Officer (since September
                                                                      2002) of the Morgan Stanley Funds and TCW/DW Term
                                                                      Trust 2003; Trustee (since December 1999) and
                                                                      President and Chief Executive Officer (since October
                                                                      2002) of the Van Kampen Open-End Funds and
                                                                      President and Chief Executive Officer of the Van
                                                                      Kampen Closed-End Funds (since December 2002);
                                                                      previously Chief Strategic Officer of the Investment
                                                                      Manager and Morgan Stanley Services and Executive
                                                                      Vice President of the Distributor (April 1997-June 1998),
                                                                      Vice President of the Morgan Stanley Funds (May
                                                                      1997-April 1999), and Executive Vice President of
                                                                      Morgan Stanley.

                                    Position(s)
   Name, Age and Address of          Held with            Length of
       Executive Officer            Registrant           Time Served
------------------------------ -------------------- ---------------------
Barry Fink (48)                Vice President,      Since February 1997
1221 Avenue of the Americas    Secretary and
New York, NY                   General Counsel

Thomas F. Caloia (56)          Treasurer            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Ronald E. Robison (64)         Vice President       Since October 1998
1221 Avenue of the Americas
New York, NY

Joseph J. McAlinden (60)       Vice President       Since July 1995
1221 Avenue of the Americas
New York, NY

Francis Smith (37)             Vice President and   Since September
c/o Morgan Stanley Trust       Chief Financial      2002
Harborside Financial Center,   Officer
Plaza Two,
Jersey City, NJ



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------
Barry Fink (48)                General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Director (since December 2000) of Morgan Stanley
New York, NY                   Investment Management; Managing Director (since
                               December 2000), and Director (since July 1998) of the
                               Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice
                               President, Secretary and General Counsel of the Morgan
                               Stanley Funds and TCW/DW Term Trust 2003; Vice
                               President and Secretary of the Distributor; previously,
                               Secretary and General Counsel of the Investment
                               Manager and Morgan Stanley Services (February
                               1997-December 2001).

Thomas F. Caloia (56)          Executive Director and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,                     Formerly First Vice President of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    Director (since February 1999) of the Investment
New York, NY                   Manager and Morgan Stanley Services and Chief
                               Executive Officer and Director of the Transfer Agent;
                               previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               and Director of the Transfer Agent. Chief Investment
                               Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001); previously Vice President of the Investment
                               Manager and Morgan Stanley Services (August
                               2000-November 2001), Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August
                               2000) and Associate-Fund Administration at BlackRock
                               Financial Management (July 1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, Joanne Doldo, Natasha Kassian, and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, Senior Staff Attorney, are Assistant Secretaries of the Fund.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                                 none                                        over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
Charles A. Fiumefreddo                  $50,001-$100,000                                  over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Directors/Trustees vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended January 31, 2003, the Audit Committee held ten meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended January 31, 2003, the Derivatives Committee held four meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Funds fiscal year ended January 31, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all Fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.



C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.


     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended January 31, 2003.



                               FUND COMPENSATION






                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $1,750
Edwin J. Garn ..................        1,750
Wayne E. Hedien ................        1,750
Dr. Manuel H. Johnson ..........        2,450
Michael E. Nugent ..............        2,250
Charles A. Fiumefreddo .........        2,043



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS






                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                       94 MORGAN
                                     STANLEY FUNDS
                                       AND OTHER
                                     FUNDS IN THE
NAME OF TRUSTEE                      FUND COMPLEX
--------------------------------   ----------------
Michael Bozic ..................       $159,650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Michael E. Nugent ..............        293,475
Charles A. Fiumefreddo .........        360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.



----------
(1) An Eligible Trustee may elect alternative payments of his of her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS






                                      FOR ALL ADOPTING FUNDS
                                 --------------------------------
                                     ESTIMATED                     RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                  CREDITED YEARS     ESTIMATED     ACCRUED AS EXPENSES        UPON RETIREMENT
                                   OF SERVICE AT   PERCENTAGE OF          BY ALL                 FROM ALL
                                    RETIREMENT        ELIGIBLE           ADOPTING                ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)     COMPENSATION          FUNDS                  FUNDS (2)
-------------------------------- ---------------- --------------- --------------------- --------------------------
Michael Bozic ..................        10              60.44%           $18,457                  $47,838
Edwin J. Garn ..................        10              60.44             23,881                   47,878
Wayne E. Hedien ................         9              51.37             34,473                   40,842
Dr. Manuel H. Johnson ..........        10              60.44             19,803                   70,050
Michael E. Nugent ..............        10              60.44             32,362                   62,646


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 18.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding Class D shares of the Fund as of March 6, 2003: Dean Witter Reynolds, Custodian for Samuel Andelman, IRA Standard 16424 Old York Road, Monkton, MD 21111-1707 - 9.08%; DB Freedman & EH Freeman, Trustees, Earl H. Freeman Revocable Trust U/A, 14321 Harbor Links Court Apt. C, Fort Myers, FL 33908-1133 - 6.86% and Morgan Stanley DW Inc., Custodian for James I. Marquardt, IRA Rollover, 21 Stablegate Drive, Webster,
NY 14580-9382 - 5.35%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% of the portion of the daily net assets not exceeding $500 million; and 0.575% of the portion of the daily net assets exceeding $500 million. Prior to May 1, 2002, the rate was 0.60% of the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended January 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $443,710, $621,729 and $938,591, respectively.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, concluded that the Fund's assets had grown to such a point that a reduced rate on incremental assets was appropriate in order to pass on to shareholders economies of scale. Accordingly, a breakpoint in the advisory fee was approved.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: up to 0.25%, 1.0% and up to 1.0% of the average daily net assets of Class A, Class B, and Class C, respectively.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                            2003                  2002                   2001
                   ---------------------- --------------------- ----------------------
Class A .......... FSCs:(1)    $104,519   FSCs:(1)   $ 25,123   FSCs:(1)    $  8,122
                   CDSCs:      $  5,190   CDSCs:     $      0   CDSCs:      $ 31,200
Class B .......... CDSCs:      $398,402   CDSCs:     $174,136   CDSCs:      $171,181
Class C .......... CDSCs:      $ 12,292   CDSCs:     $  3,826   CDSCs:      $  6,953


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended January 31, 2003, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $7,552, $1,193,345 and $331,906, respectively, which amounts are equal to 0.24%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services, ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination.

In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $12,077,183 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 22.33% ($2,697,325)-advertising and promotional expenses; (ii) 0.75% ($89,552)-printing of prospectuses for distribution to other than current shareholders; and (iii) 76.92% ($9,290,307)-other expenses, including the gross sales credit and the carrying charge, of which 4.02% ($373,731) represents carrying charges, 39.74% ($3,691,462) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.24% ($5,225,114) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $7,406,425 as of January 31, 2003 (the end of the Fund's fiscal year), which was equal to 5.48% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $8,916,576 in the case of Class C at December 31, 2002 (end of the calendar year), which amount was equal to 95.98% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended January 31, 2001, 2002 and 2003, the Fund paid a total of $38,997, $57,563 and $191,119, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended January 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended January 31, 2001 and 2002, the Fund paid a total of $17,750 and $25,783, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended January 31, 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended January 31, 2001, 2002 and 2003, the Fund paid a total of $2,220, $4,320 and $33,247 respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended January 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 17.40% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 15.64% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended January 31, 2003, the Fund paid $129,119 in brokerage commissions in connection with transactions in the aggregate amount of $95,742,720 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended January 31, 2003, the Fund purchased securities issued by Prudential Financial Inc., Bank of America Corp., Goldman Sachs Group Inc. and Citigroup Inc., which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 2003, the Fund held securities issued by Prudential Financial Inc., Bank of America Corp., Goldman Sachs Group Inc. and Citigroup Inc., with market values of $2,104,205, $1,813,594, $743,968 and $527,060, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees, and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and Shareholders of the Fund, and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31 to shareholders of record of such month.


     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's

Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended January 31, 2003, the yield, calculated pursuant to the formula described above, was approximately 1.97%, 1.32%, 1.32% and 2.34% for Class A, Class B, Class C and Class D, respectively.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING JANUARY 31, 2003





                   INCEPTION
CLASS                DATE           1 YEAR      5 YEARS     LIFE OF FUND
----------------- ----------     -----------   ---------   -------------
Class A .........   07/28/97         -9.22%       2.84%         3.42%
Class B .........   07/28/97         -9.61%       2.81%         3.47%
Class C .........   03/28/95         -5.93%       3.16%         6.88%
Class D .........   07/28/97         -4.04%       4.15%         4.64%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING JANUARY 31, 2003





                    INCEPTION
CLASS                  DATE         1 YEAR      5 YEARS     LIFE OF FUND
-----------------   ----------   -----------   ---------   -------------
Class A .........     07/28/97      -4.19%       3.96%         4.43%
Class B .........     07/28/97      -4.98%       3.14%         3.61%
Class C .........     03/28/95      -5.00%       3.16%         6.88%
Class D .........     07/28/97      -4.04%       4.15%         4.64%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING JANUARY 31, 2003





                   INCEPTION
CLASS                 DATE         1 YEAR       5 YEARS      LIFE OF FUND
-----------------  ----------   -----------   -----------   -------------
Class A .........   07/28/97       -4.19%        21.41%         27.00%
Class B .........   07/28/97       -4.98%        16.69%         21.59%
Class C .........   03/28/95       -5.00%        16.84%         68.55%
Class D .........   07/28/97       -4.04%        22.55%         28.43%



     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at January 31, 2003:

                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE       $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   07/28/97     $12,033     $60,960     $123,190
Class B .........   07/28/97      12,159      60,795      121,590
Class C .........   03/28/95      16,855      84,275      168,550
Class D .........   07/28/97      12,843      64,215      128,430



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class C are as follows:


 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS C
                         PERIOD ENDING JANUARY 31, 2003






                                                          INCEPTION
CALCULATION METHODOLOGY                                     DATE         1 YEAR      5 YEARS     LIFE OF FUND
------------------------------------------------------   ----------   -----------   ---------   -------------
After taxes on distributions .........................   03/28/95         -6.85%       1.59%         5.12%
After taxes on distributions and redemptions .........   03/28/95         -3.63%       1.91%         4.88%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended January 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003



 NUMBER OF
  SHARES                                                              VALUE
----------                                                        -------------
           Common Stocks (32.9%)
           Aerospace & Defense (0.4%)
 24,010    Raytheon Co. ......................................... $     722,461
                                                                  -------------
           Auto Parts: O.E.M. (0.2%)
  6,340    Magna International Inc. (Class A) (Canada) ..........       361,380
                                                                  -------------
           Beverages: Non-Alcoholic (0.5%)
 22,880    Coca-Cola Co. (The) ..................................       925,725
                                                                  -------------
           Cable/Satellite TV (0.1%)
  5,576    Comcast Corp. (Class A)+ .............................       148,489
                                                                  -------------
           Chemicals: Agricultural (0.1%)
 10,810    Monsanto Co. .........................................       190,796
                                                                  -------------
           Chemicals: Major Diversified (0.6%)
 19,450    Dow Chemical Co. (The) ...............................       565,217
 12,920    Du Pont (E.I.) de Nemours & Co. ......................       489,280
                                                                  -------------
                                                                      1,054,497
                                                                  -------------
           Computer Processing Hardware (0.3%)
 29,940    Hewlett-Packard Co. ..................................       521,255
                                                                  -------------
           Containers/Packaging (0.5%)
 19,540    Temple-Inland Inc. ...................................       844,519
                                                                  -------------
           Contract Drilling (0.6%)
 22,780    ENSCO International Inc. .............................       613,693
 21,620    Transocean Inc.+ .....................................       492,287
                                                                  -------------
                                                                      1,105,980
                                                                  -------------
           Discount Stores (0.7%)
 23,610    Target Corp. .........................................       666,038
 10,200    Wal-Mart Stores, Inc. ................................       487,560
                                                                  -------------
                                                                      1,153,598
                                                                  -------------
           Drugstore Chains (0.3%)
 20,310    CVS Corp. ............................................       459,412
                                                                  -------------
           Electric Utilities (1.3%)
 22,860    Entergy Corp. ........................................     1,016,127
 14,220    Exelon Corp. .........................................       724,225
 16,200    PPL Corp. ............................................       567,000
                                                                  -------------
                                                                      2,307,352
                                                                  -------------



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 NUMBER OF
  SHARES                                                             VALUE
----------                                                      ------------
           Electronics/Appliances (0.2%)
 10,130    Eastman Kodak Co. .................................. $    306,939
                                                                ------------
           Finance/Rental/Leasing (0.6%)
 16,140    Fannie Mae .........................................    1,044,258
                                                                ------------
           Financial Conglomerates (1.1%)
 45,680    J.P. Morgan Chase & Co. ............................    1,066,171
 26,990    Prudential Financial, Inc. .........................      857,472
                                                                ------------
                                                                   1,923,643
                                                                ------------
           Financial Publishing/Services (0.5%)
 43,740    Equifax, Inc. ......................................      936,473
                                                                ------------
           Food: Major Diversified (0.3%)
 12,500    PepsiCo, Inc. ......................................      506,000
                                                                ------------
           Hotels/Resorts/Cruiselines (0.7%)
 50,940    Hilton Hotels Corp. ................................      596,507
 29,000    Starwood Hotels & Resorts Worldwide, Inc. ..........      680,050
                                                                ------------
                                                                   1,276,557
                                                                ------------
           Household/Personal Care (1.0%)
 19,660    Kimberly-Clark Corp. ...............................      910,651
  9,700    Procter & Gamble Co. (The) .........................      830,029
                                                                ------------
                                                                   1,740,680
                                                                ------------
           Industrial Conglomerates (1.4%)
 10,010    3M Co. .............................................    1,246,745
 17,480    Ingersoll Rand Co. (Class A) (Bermuda) .............      686,265
 14,610    Textron, Inc. ......................................      563,362
                                                                ------------
                                                                   2,496,372
                                                                ------------
           Information Technology Services (0.2%)
 11,300    Computer Sciences Corp.+ ...........................      345,780
                                                                ------------
           Integrated Oil (2.0%)
 16,190    BP PLC (ADR) (United Kingdom) ......................      631,572
 15,520    ConocoPhillips .....................................      747,909
 59,360    Exxon Mobil Corp. ..................................    2,027,144
                                                                ------------
                                                                   3,406,625
                                                                ------------
           Investment Banks/Brokers (0.6%)
 36,880    Edwards (A.G.), Inc. ...............................    1,053,662
                                                                ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 NUMBER OF
  SHARES                                                                 VALUE
----------                                                          ---------------
           Life/Health Insurance (0.3%)
 17,170    MetLife, Inc. .......................................... $    459,641
                                                                    ------------
           Major Banks (2.3%)
 25,890    Bank of America Corp. ..................................    1,813,594
 17,910    FleetBoston Financial Corp. ............................      467,630
 28,020    PNC Financial Services Group, Inc. .....................    1,234,001
 12,810    Wachovia Corp. .........................................      460,776
                                                                    ------------
                                                                       3,976,001
                                                                    ------------
           Major Telecommunications (1.4%)
 20,550    SBC Communications Inc. ................................      502,242
106,590    Sprint Corp. (FON Group) ...............................    1,294,003
 17,350    Verizon Communications Inc. ............................      664,158
                                                                    ------------
                                                                       2,460,403
                                                                    ------------
           Managed Health Care (1.1%)
 32,800    Aetna Inc. .............................................    1,426,472
  6,330    Anthem, Inc.+ ..........................................      392,966
                                                                    ------------
                                                                       1,819,438
                                                                    ------------
           Media Conglomerates (1.2%)
 88,360    AOL Time Warner Inc.+ ..................................    1,030,278
 56,880    Disney (Walt) Co. (The) ................................      995,400
                                                                    ------------
                                                                       2,025,678
                                                                    ------------
           Medical Specialties (0.3%)
 16,010    Bausch & Lomb, Inc. ....................................      532,333
                                                                    ------------
           Multi-Line Insurance (0.8%)
 12,400    Hartford Financial Services Group, Inc. (The) ..........      516,832
 22,470    Safeco Corp. ...........................................      805,550
                                                                    ------------
                                                                       1,322,382
                                                                    ------------
           Oil & Gas Production (1.5%)
 12,570    Anadarko Petroleum Corp. ...............................      579,603
 20,140    Burlington Resources, Inc. .............................      888,174
 15,790    EOG Resources, Inc. ....................................      612,020
 12,410    Noble Energy, Inc. .....................................      443,037
                                                                    ------------
                                                                       2,522,834
                                                                    ------------
           Oil Refining/Marketing (0.4%)
 17,620    Valero Energy Corp. ....................................      605,952
                                                                    ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 NUMBER OF
  SHARES                                                               VALUE
----------                                                        ------------
           Oilfield Services/Equipment (0.8%)
 35,810    Schlumberger Ltd. .................................... $  1,350,037
                                                                  ------------
           Other Metals/Minerals (0.3%)
 16,070    Phelps Dodge Corp.+ ..................................      555,219
                                                                  ------------
           Packaged Software (0.8%)
 21,420    Microsoft Corp.+ .....................................    1,016,593
 34,650    Oracle Corp.+ ........................................      416,840
                                                                  ------------
                                                                     1,433,433
                                                                  ------------
           Pharmaceuticals: Generic Drugs (0.4%)
 26,040    Mylan Laboratories, Inc. .............................      695,789
                                                                  ------------
           Pharmaceuticals: Major (3.1%)
 99,150    Bristol-Myers Squibb Co. .............................    2,338,949
 10,900    Johnson & Johnson ....................................      584,349
 19,590    Pharmacia Corp. ......................................      818,274
 10,840    Roche Holdings Ltd (ADR) (Switzerland) ...............      756,632
 42,610    Schering-Plough Corp. ................................      771,667
                                                                  ------------
                                                                     5,269,871
                                                                  ------------
           Precious Metals (0.7%)
 41,200    Newmont Mining Corp. .................................    1,192,740
                                                                  ------------
           Property - Casualty Insurers (2.0%)
 57,370    Allstate Corp. (The) .................................    2,018,850
 15,970    Chubb Corp. (The) ....................................      857,908
 31,734    Travelers Property Casualty Corp. (Class A) ..........      514,408
                                                                  ------------
                                                                     3,391,166
                                                                  ------------
           Railroads (0.9%)
 46,900    Norfolk Southern Corp. ...............................      923,930
  9,580    Union Pacific Corp. ..................................      546,635
                                                                  ------------
                                                                     1,470,565
                                                                  ------------
           Restaurants (0.1%)
 17,670    McDonald's Corp. .....................................      251,621
                                                                  ------------
           Tobacco (0.3%)
 12,660    Altria Group, Inc. ...................................      479,434
                                                                  ------------
           Total Common Stocks
           (Cost $54,879,981)....................................   56,646,990
                                                                  ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                    COUPON      MATURITY
 THOUSANDS                                                     RATE         DATE         VALUE
-----------                                                ----------- -----------  ---------------
             Corporate Bonds (16.3%)
             Aerospace & Defense (0.6%)
 $     55    Boeing Co. .................................. 6.625%       02/15/38     $     56,329
      240    Lockheed Martin Corp. ....................... 7.75         05/01/26          287,124
      135    Raytheon Co. ................................ 8.30         03/01/10          157,705
      558    Systems 2001 Asset Trust - 144A* ............ 6.664        09/15/13          599,655
                                                                                     ------------
                                                                                        1,100,813
                                                                                     ------------
             Airlines (0.4%)
      167    American West Airlines ...................... 7.10         04/02/21          170,906
       49    Continental Airlines, Inc. .................. 6.648        03/15/19           42,898
      348    Continental Airlines, Inc. .................. 6.90         07/02/19          311,327
       49    Continental Airlines, Inc. .................. 6.545        08/02/20           44,156
       80    Southwest Airlines Co. ...................... 5.496        11/01/06           85,575
                                                                                     ------------
                                                                                          654,862
                                                                                     ------------
             Beverages: Non-Alcoholic (0.1%)
      125    PepsiAmericas Inc. .......................... 3.875        09/12/07          125,940
                                                                                     ------------
             Broadcasting (0.2%)
      290    Clear Channel Communications, Inc. .......... 7.65         09/15/10          329,136
                                                                                     ------------
             Building Products (0.1%)
       95    Masco Corp. ................................. 6.50         08/15/32           97,144
                                                                                     ------------
             Cable/Satellite TV (0.4%)
      330    Comcast Corp. ............................... 6.50         01/15/15          330,853
      210    Cox Communications, Inc. .................... 7.125        10/01/12          231,633
      105    TCI Communications, Inc. .................... 7.875        02/15/26          108,696
                                                                                     ------------
                                                                                          671,182
                                                                                     ------------
             Chemicals: Agricultural (0.1%)
      210    Monsanto Co. ................................ 7.375        08/15/12          227,476
                                                                                     ------------
             Department Stores (0.5%)
       50    Federated Department Stores, Inc. ........... 6.625        09/01/08           55,091
      270    Federated Department Stores, Inc. ........... 6.90         04/01/29          278,284
       80    May Department Stores Co., Inc. ............. 5.95         11/01/08           85,717
      335    May Department Stores Co., Inc. ............. 6.70         09/15/28          345,133
       60    May Department Stores Co., Inc. ............. 6.90         01/15/32           62,311
                                                                                     ------------
                                                                                          826,536
                                                                                     ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                               COUPON      MATURITY
 THOUSANDS                                                                RATE         DATE           VALUE
-----------                                                              ------      ---------     ------------
             Drugstore Chains (0.2%)
 $    290    CVS Corp. ................................................. 5.625%       03/15/06     $    310,197
                                                                                                   ------------
             Electric Utilities (0.5%)
      105    Cincinnati Gas & Electric Co. ............................. 5.70         09/15/12          107,470
      270    Constellation Energy Group, Inc. .......................... 7.60         04/01/32          286,488
       65    Detroit Edison Co. ........................................ 6.125        10/01/10           71,128
      110    Exelon Corp. .............................................. 6.75         05/01/11          120,310
       70    Florida Power & Light Co. ................................. 4.85         02/01/13           71,388
      165    Public Service Electric & Gas ............................. 5.00         01/01/13          165,927
                                                                                                   ------------
                                                                                                        822,711
                                                                                                   ------------
             Electrical Products (0.1%)
      240    Cooper Industries Inc. .................................... 5.25         07/01/07          247,982
                                                                                                   ------------
             Finance/Rental/Leasing (0.7%)
      265    American General Finance Corp. ............................ 5.875        07/14/06          284,609
      130    Ford Motor Credit Co. ..................................... 7.25         10/25/11          123,809
       50    Hertz Corp. ............................................... 7.40         03/01/11           46,746
      170    Hertz Corp. ............................................... 7.625        06/01/12          160,732
      120    MBNA America Bank N.A. .................................... 7.75         09/15/05          131,463
      190    MBNA America Bank N.A. .................................... 6.50         06/20/06          203,012
      235    Prime Property Funding II - 144A* ......................... 7.00         08/15/04          250,507
                                                                                                   ------------
                                                                                                      1,200,878
                                                                                                   ------------
             Financial Conglomerates (2.6%)
      500    Associates Corp. of North America ......................... 6.01         02/07/03          500,129
      500    Associates Corp. of North America ......................... 6.25         11/01/08          548,996
      100    AXA Financial, Inc. ....................................... 7.00         04/01/28          103,861
      145    Boeing Capital Corp. ...................................... 6.10         03/01/11          150,293
       70    Boeing Capital Corp. ...................................... 6.50         02/15/12           74,507
       50    Boeing Capital Corp. ...................................... 5.80         01/15/13           50,723
      125    Chase Manhattan Corp. ..................................... 6.00         02/15/09          131,388
      185    Citigroup Inc. ............................................ 5.625        08/27/12          194,867
      595    General Electric Capital Corp. ............................ 6.75         03/15/32          657,779
      430    General Motors Acceptance Corp. ........................... 6.875        09/15/11          418,740
      465    General Motors Acceptance Corp. ........................... 8.00         11/01/31          458,733
      635    Prudential Holdings, LLC (Series B)(FSA) - 144A* .......... 7.245        12/18/23          719,626
      450    Prudential Holdings, LLC (Series C) - 144A* ............... 8.695        12/18/23          527,107
                                                                                                   ------------
                                                                                                      4,536,749
                                                                                                   ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                     COUPON        MATURITY
 THOUSANDS                                                      RATE           DATE           VALUE
-----------                                                    ------        ---------     ------------
             Food Retail (0.7%)
 $    195    Albertson's, Inc. ................................ 7.50 %        02/15/11     $    223,988
       75    Albertson's, Inc. ................................ 7.45          08/01/29           82,929
      265    Kroger Co. ....................................... 6.80          04/01/11          289,554
      345    Kroger Co. ....................................... 7.70          06/01/29          389,689
      240    Safeway Inc. ..................................... 5.80          08/15/12          250,707
                                                                                           ------------
                                                                                              1,236,867
                                                                                           ------------
             Forest Products (0.2%)
      300    Weyerhaeuser Co. ................................. 6.75          03/15/12          321,409
                                                                                           ------------
             Gas Distributors (0.2%)
      200    Consolidated Natural Gas Co. ..................... 6.25          11/01/11          216,403
       85    Sempra Energy .................................... 6.00          02/01/13           85,252
                                                                                           ------------
                                                                                                301,655
                                                                                           ------------
             Home Building (0.1%)
       50    Centex Corp. ..................................... 7.875         02/01/11           56,627
       90    Centex Corp. ..................................... 7.50          01/15/12          100,689
                                                                                           ------------
                                                                                                157,316
                                                                                           ------------
             Home Furnishings (0.1%)
       95    Mohawk Industries Inc. ........................... 7.20          04/15/12          105,580
                                                                                           ------------
             Home Improvement Chains (0.2%)
      225    Lowe's Companies, Inc. ........................... 8.25          06/01/10          273,316
      130    Lowe's Companies, Inc. ........................... 6.50          03/15/29          137,266
                                                                                           ------------
                                                                                                410,582
                                                                                           ------------
             Hotels/Resorts/Cruiselines (0.5%)
      190    Hyatt Equities LLC - 144A* ....................... 6.875         06/15/07          190,792
      580    Marriott International, Inc. (Series E) .......... 7.00          01/15/08          644,144
                                                                                           ------------
                                                                                                834,936
                                                                                           ------------
             Industrial Conglomerates (0.3%)
      455    Honeywell International, Inc. .................... 6.125         11/01/11          498,940
                                                                                           ------------
             Integrated Oil (0.2%)
      295    Conoco Inc. ...................................... 6.95          04/15/29          330,058
                                                                                           ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                 COUPON       MATURITY
 THOUSANDS                                                                  RATE           DATE         VALUE
-----------                                                               --------     -----------  ---------------
             Investment Banks/Brokers (0.4%)
 $    470    Goldman Sachs Group Inc. .................................... 6.875%       01/15/11     $    523,667
      200    Goldman Sachs Group Inc. .................................... 6.60         01/15/12          220,301
                                                                                                     ------------
                                                                                                          743,968
                                                                                                     ------------
             Life/Health Insurance (0.8%)
      185    American General Corp. ...................................... 7.50         07/15/25          225,666
       90    Hartford Life ............................................... 7.375        03/01/31           99,722
      545    John Hancock Financial Services, Inc. ....................... 7.375        02/15/24          589,386
      250    Metropolitan Life Insurance Co. ............................. 7.80         11/01/25          285,032
      250    New England Mutual Life Insurance Co. (Series DTC) .......... 7.875        02/15/24          276,833
                                                                                                     ------------
                                                                                                        1,476,639
                                                                                                     ------------
             Major Banks (0.2%)
      230    Bank One Corp. .............................................. 6.00         02/17/09          248,185
      110    Bank One Corp. .............................................. 7.625        10/15/26          133,280
                                                                                                     ------------
                                                                                                          381,465
                                                                                                     ------------
             Major Telecommunications (0.7%)
      140    ALLTEL Corp. ................................................ 7.00         07/01/12          158,544
      155    AT&T Corp. .................................................. 8.50         11/15/31          163,642
      475    GTE Corp. ................................................... 6.94         04/15/28          491,665
      300    Verizon New England Inc. .................................... 6.50         09/15/11          329,438
                                                                                                     ------------
                                                                                                        1,143,289
                                                                                                     ------------
             Managed Health Care (0.5%)
      445    Aetna, Inc. ................................................. 7.875        03/01/11          509,564
      160    Cigna Corp. ................................................. 6.375        10/15/11          162,032
      195    Wellpoint Health Network, Inc. .............................. 6.375        06/15/06          211,664
                                                                                                     ------------
                                                                                                          883,260
                                                                                                     ------------
             Media Conglomerates (0.5%)
      130    AOL Time Warner Inc. ........................................ 7.70         05/01/32          136,714
      110    News America Holdings, Inc. ................................. 8.875        04/26/23          128,918
       35    News America Holdings, Inc. ................................. 7.75         02/01/24           36,909
      380    News America Holdings, Inc. ................................. 7.28         06/30/28          379,089
      135    Time Warner, Inc. ........................................... 6.625        05/15/29          124,837
                                                                                                     ------------
                                                                                                          806,467
                                                                                                     ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                           COUPON       MATURITY
 THOUSANDS                                                            RATE          DATE         VALUE
-----------                                                         --------      -----------  ---------------
             Motor Vehicles (0.8%)
 $    140    DaimlerChrysler North American Holdings Co. ........... 7.20 %        09/01/09     $    153,090
      305    DaimlerChrysler North American Holdings Co. ........... 8.50          01/18/31          366,394
       90    Ford Motor Co ......................................... 6.625         10/01/28           69,444
    1,005    Ford Motor Co. ........................................ 7.45          07/16/31          850,442
                                                                                                ------------
                                                                                                   1,439,370
                                                                                                ------------
             Multi-Line Insurance (0.9%)
      285    AIG SunAmerica Global Finance VI - 144A* .............. 6.30          05/10/11          316,230
      670    Farmers Exchange Capital - 144A* ...................... 7.05          07/15/28          470,402
      265    Hartford Financial Services Group, Inc. ............... 7.90          06/15/10          307,818
      300    Nationwide Mutual Insurance Co. ....................... 7.50          02/15/24          300,352
      100    Nationwide Mutual Insurance Co. - 144A* ............... 8.25          12/01/31          108,806
                                                                                                ------------
                                                                                                   1,503,608
                                                                                                ------------
             Oil & Gas Production (0.3%)
       30    Devon Financing Corp. ................................. 6.875         09/30/11           33,323
       55    Kerr-McGee Corp. ...................................... 5.875         09/15/06           59,286
      115    Kerr-McGee Corp. ...................................... 6.875         09/15/11          128,565
      290    PEMEX Project Funding Master Trust .................... 9.125         10/13/10          326,975
                                                                                                ------------
                                                                                                     548,149
                                                                                                ------------
             Other Consumer Services (0.1%)
      205    Cendant Corp. ......................................... 7.375         01/15/13          206,377
                                                                                                ------------
             Other Metals/Minerals (0.1%)
      160    Inco Ltd. (Canada) .................................... 7.20          09/15/32          158,055
                                                                                                ------------
             Property - Casualty Insurers (0.2%)
      285    Florida Windstorm Underwrting Assoc. - 144A* .......... 7.125         02/25/19          323,297
                                                                                                ------------
             Pulp & Paper (0.3%)
      160    International Paper Co. - 144A* ....................... 5.85          10/30/12          166,240
      135    MeadWestVaco Corp. .................................... 6.85          04/01/12          148,469
      155    Sappi Papier Holding AG - 144A* (Austria) ............. 6.75          06/15/12          171,308
                                                                                                ------------
                                                                                                     486,017
                                                                                                ------------
             Real Estate Development (0.3%)
      491    World Financial Properties - 144A* .................... 6.95          09/01/13          536,007
                                                                                                ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                  COUPON        MATURITY
 THOUSANDS                                                   RATE            DATE         VALUE
-----------                                                 ------        -----------  -------------
             Real Estate Investment Trusts (0.6%)
 $     35    Boston Properties Inc. - 144A* ................ 6.25 %        01/15/13     $     35,384
      135    EOP Operating L.P. ............................ 6.763         06/15/07          145,804
      225    EOP Operating L.P. ............................ 7.25          06/15/28          230,254
       50    EOP Operating L.P. ............................ 7.50          04/19/29           52,664
      130    Simon Property Group - 144A* .................. 6.35          08/28/12          135,851
      290    Simon Property Group L.P. ..................... 6.375         11/15/07          311,450
      170    Vornado Realty Trust .......................... 5.625         06/15/07          171,742
                                                                                        ------------
                                                                                           1,083,149
                                                                                        ------------
             Savings Banks (0.2%)
      195    Washington Mutual Bank ........................ 5.50          01/15/13          199,314
       70    Washington Mutual Inc. ........................ 8.25          04/01/10           83,207
                                                                                        ------------
                                                                                             282,521
                                                                                        ------------
             Services to the Health Industry (0.2%)
       90    Anthem Insurance - 144A* ...................... 9.125         04/01/10          109,487
      215    Anthem Insurance - 144A* ...................... 9.00          04/01/27          267,689
                                                                                        ------------
                                                                                             377,176
                                                                                        ------------
             Telecommunications (0.2%)
      220    British Telecom PLC (United Kingdom) .......... 8.875         12/15/30          278,332
                                                                                        ------------
             Total Corporate Bonds
             (Cost $26,516,705) ....................................................      28,006,095
                                                                                        ------------
             Foreign Government Obligations (0.3%)
      110    United Mexican States Corp. (Mexico) .......... 8.375         01/14/11          122,100
      200    United Mexican States Corp. (Mexico) .......... 8.00          09/24/22          200,800
      120    United Mexican States Corp. (Mexico) .......... 8.30          08/15/31          122,580
                                                                                        ------------
             Total Foreign Government Obligations
             (Cost $427,342)........................................................         445,480
                                                                                        ------------
             U.S. Government & Agency Obligations (23.8%)
    1,050    Federal National Mortgage Assoc.** ............ 6.625         11/15/30        1,218,754
             Resolution Funding Corp. (Coupon Strips)
    1,500    ** ............................................ 0.00          10/15/04        1,455,501
    1,300    ** ............................................ 0.00          01/15/06        1,212,164
    3,000    ** ............................................ 0.00          01/15/08        2,564,730
      740    Tennessee Valley Authority .................... 0.00          10/15/04          714,069


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                          COUPON      MATURITY
 THOUSANDS                                           RATE         DATE         VALUE
-----------                                      ----------- -----------  ---------------
             U.S. Treasury Bonds
 $  1,900    ................................... 7.625%       02/15/25     $  2,573,683
    1,000    ** ................................ 8.125        08/15/19        1,381,719
    1,850    ................................... 8.125        08/15/21        2,582,557
    1,150    ** ................................ 8.75         08/15/20        1,684,391
             U.S. Treasury Notes
      900    . ................................. 5.00         08/15/11          976,008
    5,600    ** ................................ 6.50         02/15/10        6,614,126
    9,245    ** ................................ 6.75         05/15/05       10,247,870
    4,845    ** ................................ 7.50         02/15/05        5,401,419
             U.S. Treasury Strips
    1,000    ................................... 0.00         05/15/11          713,334
    4,190    ** ................................ 0.00         08/15/20        1,671,676
                                                                           ------------
             Total U.S. Government & Agency Obligations
             (Cost $38,374,352)........................................      41,012,001
                                                                           ------------
             Mortgage-Backed Securities (19.0%)
             Federal Home Loan Mortgage Corp.
    1,500    ................................... 6.50            ***          1,563,750
    1,414    ................................... 7.50         10/01/29-
                                                              08/01/32        1,508,262
      775    . ................................. 7.50            ***            826,102
             Federal National Mortgage Assoc.
   12,800    ................................... 6.50            ***         13,336,000
    3,000    ................................... 7.00            ***          3,157,500
      506    ................................... 7.00         07/01/11-
                                                              06/01/12          538,932
    7,046    ................................... 7.50         08/01/23-
                                                              07/01/32        7,500,382
    3,459    ................................... 8.00         05/01/24-
                                                              08/01/31        3,734,805
             Government National Mortgage Assoc.
      415    ................................... 7.50         03/15/26-
                                                              10/15/26          443,874
      164    ................................... 8.00         06/15/26-
                                                              07/15/26          177,468
                                                                           ------------
             Total Mortgage-Backed Securities
             (Cost $32,416,204)........................................      32,787,075
                                                                           ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                 COUPON       MATURITY
 THOUSANDS                                                                  RATE          DATE         VALUE
-----------                                                             ------------ -----------  ---------------
             Asset-Backed Securities (4.4%)
             Finance/Rental/Leasing (4.1%)
 $    412    BMW Vehicle Owner Trust 2002-A ........................... 2.83 %        12/25/04     $    414,379
      315    Chase Credit Card Master Trust ........................... 5.50          11/17/08          340,302
      318    Chase Manhattan Auto Owner Trust 2002-A .................. 2.63          10/15/04          319,289
      800    Chase Manhattan Auto Owner Trust 2002-B .................. 2.70          01/18/05          803,508
      300    Citibank Credit Issuance Trust ........................... 6.90          10/15/07          332,193
      446    Daimler Chrysler Auto Trust 2000-E ....................... 6.11          11/08/04          452,543
      716    Daimler Chrysler Auto Trust 2002-A ....................... 2.90          12/06/04          719,847
      495    Ford Credit Auto Owner Trust 2001-B ...................... 5.12          10/15/04          501,313
      450    Ford Credit Auto Owner Trust 2002-B ...................... 2.97          06/15/04          451,538
      512    Harley-Davidson Motorcycle Trust 2002-1 .................. 3.02          09/15/06          516,631
      236    Honda Auto Receivables Owner Trust 2002-1 ................ 2.55          04/15/04          236,600
      700    Honda Auto Receivables Owner Trust 2002-2 ................ 2.91          09/15/04          703,469
      140    MBNA Master Credit Card Trust ............................ 5.90          08/15/11          153,496
      373    National City Auto Receivables Trust 2002-A .............. 3.00          01/15/05          374,092
      200    Nissan Auto Receivables Owner Trust ...................... 4.80          02/15/07          209,278
      500    Nissan Auto Receivables Owner Trust 2002-B ............... 3.07          08/16/04          502,428
                                                                                                   ------------
                                                                                                      7,030,906
                                                                                                   ------------
             Financial Conglomerates (0.3%)
      590    Capital Auto Receivables Asset Trust 2002-2 .............. 2.89          04/15/04          592,055
                                                                                                   ------------
             Total Asset-Backed Securities
             (Cost $7,537,505).................................................................       7,622,961
                                                                                                   ------------
             Collateralized Mortgage Obligation (0.2%)
      335    Federal National Mortgage Assoc. (Cost $357,909).......... 5.50          06/25/08          339,478
                                                                                                   ------------
             Short-Term Investments (14.9%)
             U.S. Government Obligations (a) (0.1%)
             U.S. Treasury Bills
      100    **........................................................ 1.60          03/27/03           99,760
      100    **........................................................ 1.215         07/17/03           99,447
                                                                                                   ------------
             Total U.S. Government Obligations (Cost $199,200).................................         199,207
                                                                                                   ------------


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                 COUPON        MATURITY
 THOUSANDS                                                                  RATE           DATE           VALUE
-----------                                                              ----------   ------------      -----------
             Repurchase Agreement (14.8%)
  $25,490    Joint repurchase agreement account (dated 01/31/03; proceeds
              $25,492,825) (b) (Cost $25,490,000)........................ 1.33 %       02/03/03         $  25,490,000
                                                                                                        -------------
             Total Short-Term Investments
             (Cost $25,689,200).....................................................................       25,689,207
                                                                                                        -------------
             Total Investments (Cost $186,199,198) (c).............................     111.8 %           192,549,287
             Liabilities in Excess of Other Assets ................................     (11.8)            (20,363,273)
                                                                                                        -------------
             Net Assets ...........................................................     100.0 %         $ 172,186,014
                                                                                                        =============



------------
ADR      American Depository Receipt.
FSA      Financial Security Assurance.
 *       Resale is restricted to qualified institutional investors.
** Some or all of these securities have been segregated in connection with securities purchased on a forward commitment basis and/or with open futures contracts.
*** Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 +       Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)      Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,812,951 and the aggregate gross unrealized depreciation is $2,462,862, resulting in net unrealized appreciation of $6,350,089.

Futures Contracts Open at January 31, 2003:







 NUMBER OF                     DESCRIPTION/DELIVER        UNDERLYING FACE    UNREALIZED
 CONTRACTS     LONG/SHORT        MONTH AND YEAR           AMOUNT AT VALUE   DEPRECIATION
----------- -------------- ---------------------------- ------------------ -------------
                           U.S. Treasury Notes 5 year,
     79         Short       March 2003                  $(8,889,969)       $(137,066)
                           U.S. Treasury Notes 5 year,
     8          Short       June 2003                      (894,250)            (750)
                           U.S. Treasury Notes 2 year,
     8          Short       March 2003                   (1,720,500)         (17,548)
                                                                           ---------
            Total unrealized depreciation ..............................   $(155,364)
                                                                           =========


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
January 31, 2003





Assets:
Investments in securities, at value (including
  repurchase agreements of $25,490,000)
  (cost $186,199,198)............................ $192,549,287
Receivable for:
     Investments sold ...........................    7,868,621
     Interest ...................................    1,348,847
     Shares of beneficial interest sold .........      612,087
     Dividends ..................................       50,572
Prepaid expenses ................................       57,980
                                                  -------------
   Total Assets .................................  202,487,394
                                                  -------------
Liabilities:
Payable for:
     Investments purchased ......................   29,773,369
     Shares of beneficial interest redeemed .....      226,358
     Distribution fee ...........................      143,784
     Investment management fee ..................       88,119
Accrued expenses and other payables .............       69,750
                                                  -------------
   Total Liabilities ............................   30,301,380
                                                  -------------
   Net Assets ................................... $172,186,014
                                                  =============
Composition of Net Assets:
Paid-in-capital ................................. $180,430,191
Net unrealized appreciation .....................    6,194,725
Dividends in excess of net investment income.....     (282,752)
Accumulated net realized loss ...................  (14,156,150)
                                                  -------------
   Net Assets ................................... $172,186,014
                                                  =============
Class A Shares:
Net Assets ......................................   $3,124,629
Shares Outstanding (unlimited authorized, $.01
  par value) ....................................      272,953
   Net Asset Value Per Share ....................       $11.45
                                                        ======
     Maximum Offering Price Per Share
     (net asset value plus 5.54% of net asset
        value) ..................................       $12.08
                                                        ======
Class B Shares:
Net Assets ...................................... $135,145,838
Shares Outstanding (unlimited authorized, $.01
  par value) ....................................   11,853,819
   Net Asset Value Per Share ....................       $11.40
                                                        ======
Class C Shares:
Net Assets ......................................  $32,439,313
Shares Outstanding (unlimited authorized, $.01
  par value) ....................................    2,840,980
   Net Asset Value Per Share ....................       $11.42
                                                        ======
Class D Shares:
Net Assets ......................................   $1,476,234
Shares Outstanding (unlimited authorized, $.01
  par value) ....................................      129,294
   Net Asset Value Per Share ....................       $11.42
                                                        ======



Statement of Operations
For the year ended January 31, 2003





Net Investment Income:
Income
Interest ................................... $ 4,857,703
Dividends (net of $4,578 foreign withholding
  tax) .....................................   1,174,332
                                             -----------
   Total Income ............................   6,032,035
                                             -----------
Expenses
Distribution fee (Class A shares) ..........       7,552
Distribution fee (Class B shares) ..........   1,193,345
Distribution fee (Class C shares) ..........     331,906
Investment management fee ..................     938,591
Transfer agent fees and expenses ...........     167,328
Professional fees ..........................      61,133
Shareholder reports and notices ............      57,963
Registration fees ..........................      35,445
Custodian fees .............................      21,072
Trustees' fees and expenses ................      12,624
Other ......................................      14,157
                                             -----------
   Total Expenses ..........................   2,841,116
                                             -----------
   Net Investment Income ...................   3,190,919
                                             -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
     Investments ........................... (10,034,014)
     Futures contracts .....................     166,081
                                             -----------
   Net Realized Loss .......................  (9,867,933)
                                             -----------
Net change in unrealized
appreciation/depreciation on:
     Investments ...........................  (1,236,520)
     Futures contracts .....................    (114,676)
                                             -----------
     Net Depreciation ......................  (1,351,196)
                                             -----------
     Net Loss .............................. (11,219,129)
                                             -----------
Net Decrease ............................... $(8,028,210)
                                             ===========



                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                                  ENDED             ENDED
                                                                                            JANUARY 31, 2003   JANUARY 31, 2002
                                                                                           ------------------ -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................................    $  3,190,919      $  2,791,950
Net realized loss ........................................................................      (9,867,933)       (2,508,985)
Net change in unrealized appreciation ....................................................      (1,351,196)        2,436,198
                                                                                              ------------      ------------
  Net Increase (Decrease) ................................................................      (8,028,210)        2,719,163
                                                                                              ------------      ------------
Dividends to Shareholders from Net Investment Income:
Class A shares ...........................................................................        (105,607)          (88,927)
Class B shares ...........................................................................      (3,035,062)       (2,077,363)
Class C shares ...........................................................................        (841,038)         (812,339)
Class D shares ...........................................................................         (26,804)           (7,664)
                                                                                              ------------      ------------
  Total Dividends ........................................................................      (4,008,511)       (2,986,293)
                                                                                              ------------      ------------
Net increase from transactions in shares of beneficial interest ..........................      46,232,396        66,099,481
                                                                                              ------------      ------------
  Net Increase ...........................................................................      34,195,675        65,832,351
Net Assets:
Beginning of period ......................................................................     137,990,339        72,157,988
                                                                                              ------------      ------------
End of Period
(Including dividends in excess of net investment income of $282,752 and undistributed net
investment income of $106,682, respectively)..............................................    $172,186,014      $137,990,339
                                                                                              ============      ============




                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003


1. Organization and Accounting Policies
Morgan Stanley Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued


B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS  o  JANUARY 31, 2003 continued


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 2002, the Agreement was amended to reduce the annual rate to 0.575% of the portion of the daily net assets exceeding $500 million.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $7,406,425 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $5,190, $398,402 and $12,292, respectively and received $104,519 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2003, aggregated $317,164,540 and $262,774,070, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $39,020,293 and $24,777,722, respectively and purchases of $206,340 with other Morgan Stanley Funds.

For the year ended January 31, 2003, the Fund incurred brokerage commissions of $33,247 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At January 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $20,355.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $2,200.


5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:




                               FOR THE YEAR         FOR THE YEAR
                                   ENDED               ENDED
                             JANUARY 31, 2003     JANUARY 31, 2002
                            ------------------   -----------------
Ordinary income .........       $4,008,511           $2,986,293



As of January 31, 2003, the tax-basis components of accumulated earnings were as follows:





Undistributed ordinary income ...............     $    256,183
Undistributed long-term gains ...............           -
                                                  ------------
Net accumulated earnings ....................          256,183
Capital loss carryforward* ..................      (13,332,190)
Net unrealized appreciation .................        4,831,830
                                                  ------------
Total accumulated earnings (losses) .........    ($  8,244,177)
                                                  ============

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued


* As of January 31, 2003, the Fund had a net capital loss carryforward of approximately $13,332,000 which will expire beween January 31, 2009-2011 to offset future capital gains to the extent provided by regulations.


As of January 31, 2003, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $428,158.


6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in interest rate and stock index futures contracts ("futures contracts").


These future contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At January 31, 2003, the Fund had outstanding interest rate futures contracts.

Morgan Stanley Balanced Income Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued


7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:







                                             FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                           ENDED
                                           JANUARY 31, 2003                 JANUARY 31, 2002
                                    ------------------------------- --------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                    --------------- ---------------  --------------- ----------------
CLASS A SHARES
Sold ..............................       327,689    $   3,912,674       1,161,932    $  14,341,236
Reinvestment of dividends .........         5,573           65,645           5,677           68,275
Redeemed ..........................      (239,692)      (2,786,959)     (1,152,734)     (14,237,931)
                                         --------    -------------      ----------    -------------
Net increase - Class A ............        93,570        1,191,360          14,875          171,580
                                         --------    -------------      ----------    -------------
CLASS B SHARES
Sold ..............................     8,290,094       97,695,125       6,944,503       85,297,007
Reinvestment of dividends .........       179,210        2,103,131         114,892        1,376,003
Redeemed ..........................    (4,897,510)     (57,560,883)     (2,474,502)     (30,396,494)
                                       ----------    -------------      ----------    -------------
Net increase - Class B ............     3,571,794       42,237,373       4,584,893       56,276,516
                                       ----------    -------------      ----------    -------------
CLASS C SHARES
Sold ..............................       904,376       10,678,414       1,219,635       15,024,513
Reinvestment of dividends .........        58,065          684,235          56,854          682,383
Redeemed ..........................      (824,928)      (9,587,655)       (524,208)      (6,441,514)
                                       ----------    -------------      ----------    -------------
Net increase - Class C ............       137,513        1,774,994         752,281        9,265,382
                                       ----------    -------------      ----------    -------------
CLASS D SHARES
Sold ..............................       134,333        1,560,341          44,074          540,000
Reinvestment of dividends .........         1,695           19,695             506            6,069
Redeemed ..........................       (46,958)        (551,367)        (12,997)        (160,066)
                                       ----------    -------------      ----------    -------------
Net increase - Class D ............        89,070        1,028,669          31,583          386,003
                                       ----------    -------------      ----------    -------------
Net increase in Fund ..............     3,891,947    $  46,232,396       5,383,632    $  66,099,481
                                       ==========    =============      ==========    =============

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                           -------------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
                                                           -----------   -----------   -----------   -----------   -----------
Class A Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................     $12.35        $12.42      $11.80         $12.75       $12.41
                                                             ------        ------      ------         ------       ------
Income (loss) from investment operations:
 Net investment income|P^ ..............................       0.33          0.43        0.47           0.47         0.46
 Net realized and unrealized gain (loss) ...............      (0.84)        (0.06)       0.94          (0.69)        0.87
                                                             ------        ------      ------         ------       ------
Total income (loss) from investment operations .........      (0.51)         0.37        1.41          (0.22)        1.33
                                                             ------        ------      ------         ------       ------
Less dividends and distributions from:
 Net investment income .................................      (0.39)        (0.44)      (0.47)         (0.47)       (0.47)
 Net realized gain .....................................        --            --        (0.32)         (0.26)       (0.52)
                                                             ------        ------      ------         ------       ------
Total dividends and distributions ......................      (0.39)        (0.44)      (0.79)         (0.73)       (0.99)
                                                             ------        ------      ------         ------       ------
Net asset value, end of period .........................     $11.45        $12.35      $12.42         $11.80       $12.75
                                                             ======        ======      ======         ======       ======
Total Return+ ..........................................      (4.19)%        3.13%      12.66%         (1.84)%      11.11%

Ratios to Average Net Assets (1):
Expenses ...............................................       1.08 %        1.16%       1.20%          1.20 %       1.23%
Net investment income ..................................       2.79 %        3.44%       3.97%          3.82 %       3.73%

Supplemental Data:
Net assets, end of period, in thousands ................     $3,125        $2,216      $2,043         $2,187       $5,448
Portfolio turnover rate ................................        173 %          99%         21%            35 %         32%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued




                                                                              FOR THE YEAR ENDED JANUARY 31,
                                                          ----------------------------------------------------------------------
                                                               2003           2002           2001          2000          1999
                                                          -------------   ------------   -----------   -----------   -----------
Class B Shares:
Selected Per Share Data:
Net asset value, beginning of period ..................       $12.31        $12.39        $11.77         $12.74       $12.41
                                                              ------        ------        ------         ------       ------
Income (loss) from investment operations:
 Net investment income[+/+] ...........................         0.24          0.34          0.37           0.38         0.38
 Net realized and unrealized gain (loss) ..............        (0.85)        (0.07)         0.95          (0.71)        0.85
                                                              ------        ------        ------         ------       ------
Total income (loss) from investment operations ........        (0.61)         0.27          1.32          (0.33)        1.23
                                                              ------        ------        ------         ------       ------
Less dividends and distributions from:
 Net investment income ................................        (0.30)        (0.35)        (0.38)         (0.38)       (0.38)
 Net realized gain ....................................          --            --          (0.32)         (0.26)       (0.52)
                                                              ------        ------        ------         ------       ------
Total dividends and distributions .....................        (0.30)        (0.35)        (0.70)         (0.64)       (0.90)
                                                              ------        ------        ------         ------       ------
Net asset value, end of period ........................       $11.40        $12.31        $12.39         $11.77       $12.74
                                                              ======        ======        ======         ======       ======
Total Return+ .........................................        (4.98)%        2.32%        11.82%         (2.69)%      10.32%

Ratios to Average Net Assets (1):
Expenses ..............................................         1.84 %        1.91%         2.00%          1.95 %       1.99%
Net investment income .................................         2.03 %        2.68%         3.17%          3.07 %       2.97%

Supplemental Data:
Net assets, end of period, in thousands ...............     $135,146      $101,957       $45,803        $56,827      $56,919
Portfolio turnover rate ...............................          173 %          99%           21%            35 %         32%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued




                                                                            FOR THE YEAR ENDED JANUARY 31,
                                                          -------------------------------------------------------------------
                                                             2003           2002          2001          2000         1999
                                                          -----------   -----------   -----------   -----------   -----------
Class C Shares:
Selected Per Share Data:
Net asset value, beginning of period ..................     $12.33        $12.41        $11.78        $12.74        $12.41
                                                            ------        ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment income[+/+]............................       0.24          0.33          0.38          0.38          0.388
 Net realized and unrealized gain (loss) ..............      (0.85)        (0.05)         0.95         (0.70)         0.85
                                                             -----        ------        ------        ------        ------
Total income (loss) from investment operations ........      (0.61)         0.28          1.33         (0.32)         1.23
                                                            ------        ------        ------        ------        ------
Less dividends and distributions from:
 Net investment income ................................      (0.30)        (0.36)        (0.38)        (0.38)        (0.38)
 Net realized gain ....................................        --            --          (0.32)        (0.26)        (0.52)
                                                            ------        ------        ------        ------        ------
Total dividends and distributions .....................      (0.30)        (0.36)        (0.70)        (0.64)        (0.90)
                                                            ------        ------        ------        ------        ------
Net asset value, end of period ........................     $11.42        $12.33        $12.41        $11.78        $12.74
                                                            ======        ======        ======        ======        ======
Total Return+ .........................................      (5.00)%        2.32%        11.89%        (2.62)%       10.32%

Ratios to Average Net Assets (1):
Expenses ..............................................       1.84 %        1.91%         1.94%         1.95 %        1.94%
Net investment income .................................       2.03 %        2.68%         3.23%         3.07 %        3.02%

Supplemental Data:
Net assets, end of period, in thousands ...............    $32,439       $33,321       $24,205       $29,535       $35,291
Portfolio turnover rate ...............................        173 %          99%           21%           35 %          32%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
FINANCIAL HIGHLIGHTS continued




                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                           -------------------------------------------------------------------
                                                              2003           2002         2001          2000          1999
                                                           -----------   -----------   -----------   -----------   -----------
Class D Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................    $12.33        $12.40        $11.79         $12.75        $12.42
                                                            ------        ------        ------         ------        ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................      0.34          0.45          0.50           0.50          0.48
 Net realized and unrealized gain (loss) ...............     (0.83)        (0.05)         0.93          (0.70)         0.87
                                                             -----        ------        ------         ------        ------
Total income (loss) from investment operations .........     (0.49)         0.40          1.43          (0.20)         1.35
                                                             -----        ------        ------         ------        ------
Less dividends and distributions from:
 Net investment income .................................     (0.42)        (0.47)        (0.50)         (0.50)        (0.50)
 Net realized gain .....................................       --            --          (0.32)         (0.26)        (0.52)
                                                            ------        ------        ------         ------        ------
Total dividends and distributions ......................     (0.42)        (0.47)        (0.82)         (0.76)        (1.02)
                                                            ------        ------        ------         ------        ------
Net asset value, end of period .........................    $11.42        $12.33        $12.40         $11.79        $12.75
                                                            ======        ======        ======         ======        ======
Total Return+ ..........................................     (4.04)%        3.37%        12.88%         (1.63)%       11.27%

Ratios to Average Net Assets (1):
Expenses ...............................................      0.84 %        0.91%         1.00%          0.95 %        0.99%
Net investment income ..................................      3.03 %        3.68%         4.17%          4.07 %        3.97%

Supplemental Data:
Net assets, end of period, in thousands ................    $1,476          $496          $107         $1,546        $1,679
Portfolio turnover rate ................................       173 %          99%           21%            35 %          32%



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Balanced Income Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Balanced Income Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Income Fund (the "Fund"), including the portfolio of investments, as of January 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Income Fund as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 10, 2003

                      2003 Federal Tax Notice (unaudited)

      During the fiscal year ended January 31, 2003, 27.68% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

      Of the Fund's ordinary income dividends paid during the fiscal year, 32.93% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                       MORGAN STANLEY BALANCED INCOME FUND

                            PART C OTHER INFORMATION

Item 23.     Exhibits
--------     -------------------------------------------------

(a)(1). Declaration of Trust of the Registrant, dated November 22, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on December 14, 1994.

(a)(2). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 16, 1997.

(a)(3). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(a)(4) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 10 to the Registration Statement on
             Form N-1A, filed on March 28, 2002.

(b). Amended and Restated By-Laws of the Registrant, dated September 24, 2002, filed herein.

(c).         Not Applicable.

(d). Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(e)(1). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(e)(2). Form of Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995.

(e)(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 6 to the Registration Statement of Form N-1A, filed on March 31, 1999.

(f).         Not Applicable.

(g)(1). Custody Agreement between The Bank of New York and the Registrant, dated January 25, 1995, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995.

(g)(2). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on March 27, 1997.

(g)(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(g)(4). Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(h)(1). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8 (a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on March 12, 2001.

(h)(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(i)(1). Opinion of Sheldon Curtis, Esq., dated February 23, 1995, is incorporated by reference to Exhibit 10(a) of Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995.

(i)(2). Opinion of Lane Altman & Owens, LLP, Massachusetts Counsel, dated February 22, 1995, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995.

(j).         Consent of Independent Auditors, filed herein.

(k).         Not Applicable.

(l).         Not Applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 16, 1997.

(n). Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(o).         Not Applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management, filed herein.

(p)(2).      Code of Ethics of the Morgan Stanley Funds, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995; Exhibit (Other) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on April 23, 1998; and Exhibit (Other) of Post-Effective Amendment No. 9 to the Registration Statement on Form N1-A, filed March 12, 2001.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the

Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer
                                     and Director of Morgan Stanley Services; President of the
                                     Morgan Stanley Funds; Executive Vice President and Director of
                                     Morgan Stanley DW; Director of Morgan Stanley Investment
                                     Management Inc.; Member


                                       4



                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee,
                                     President and Chief Executive Officer of the Van Kampen
                                     Open-End Funds; President and Chief Executive Officer of the
                                     Van Kampen Closed-End Funds.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, Secretary, General
Secretary and Director               Counsel and Director of Morgan Stanley Services; Vice President
                                     and Secretary of Morgan Stanley Distributors; Vice President,
                                     Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan Stanley
                                     Investments LP; Chairman of Morgan Stanley Institutional Fund
                                     Trust; Director of Morgan Stanley Distribution, Inc.

                                       5




      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------

Ronald E. Robison and                Managing Director, Chief Administrative Officer Director
Managing Director, Chief             of Morgan Stanley Services and Chief and Director of
Executive Officer                    Morgan Stanley Trust.
Administrative Officer and
Director

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and Chief          of Morgan Stanley Investment Management Inc. and Morgan Stanley
Administrative Officer-Investments   Investments LP.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and Chief          of Morgan Stanley Investment Management Inc. and Morgan Stanley
Administrative Officer-Investments   Investments LP.

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

Francis Smith                        Executive Director of Morgan Stanley Services; Vice President
Executive Director                   and Chief Financial Officer of the Morgan Stanley Funds.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Diversified Income Trust

 (21)  Morgan Stanley Dividend Growth Securities Inc.

 (22)  Morgan Stanley Equity Fund

 (23)  Morgan Stanley European Growth Fund Inc.

 (24)  Morgan Stanley Federal Securities Trust

 (25)  Morgan Stanley Financial Services Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley Intermediate Income Securities

 (38)  Morgan Stanley International Fund

 (39)  Morgan Stanley International SmallCap Fund

 (40)  Morgan Stanley International Value Equity Fund

 (41)  Morgan Stanley Japan Fund

 (42)  Morgan Stanley KLD Social Index Fund

 (43)  Morgan Stanley Latin American Growth Fund

 (44)  Morgan Stanley Limited Duration Fund

 (45)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (46)  Morgan Stanley Limited Term Municipal Trust

 (47)  Morgan Stanley Liquid Asset Fund Inc.

 (48)  Morgan Stanley Market Leader Trust

 (49)  Morgan Stanley Mid-Cap Value Fund

 (50)  Morgan Stanley Multi-State Municipal Series Trust

 (51)  Morgan Stanley Nasdaq-100 Index Fund

 (52)  Morgan Stanley Natural Resource Development Securities Inc.

 (53)  Morgan Stanley New Discoveries Fund

 (54)  Morgan Stanley New York Municipal Money Market Trust

 (55)  Morgan Stanley New York Tax-Free Income Fund

 (56)  Morgan Stanley Next Generation Trust

 (57)  Morgan Stanley Pacific Growth Fund Inc.

 (58)  Morgan Stanley Prime Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the

Registrant, none of the following persons has any position or office with the Registrant.

                            POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.



ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.        MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30.        UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of March, 2003.

                                            MORGAN STANLEY BALANCED INCOME FUND



                                            By /s/ Barry Fink
                                               ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                              Title                    Date
         ----------                              -----                    ----

(1) Principal Executive Officer         Chief Executive Officer
                                        and President

By  /s/  Mitchell M. Merin                                               3/28/03
    ---------------------------
         Mitchell M. Merin

(2) Principal Financial Officer         Chief Financial Officer

By  /s/  Francis J. Smith                                                3/28/03
    -----------------------
         Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                      3/28/03
   ---------------------------------
         Barry Fink
         Attorney-in-Fact

    Michael Bozic     Manuel H. Johnson
    Edwin J. Garn     Michael E. Nugent
    Wayne E. Hedien


By  /s/  David M. Butowsky                                               3/28/03
    -----------------------
         David M. Butowsky
         Attorney-in-Fact

                       MORGAN STANLEY BALANCED INCOME FUND

                                  EXHIBIT INDEX

(b).      Amended and Restated By-Laws of the Registrant

(j).      Consent of Independent Auditors

(p)(1).   Code of Ethics of Morgan Stanley Investment Management

(p)(2).   Code of Ethics of the Morgan Stanley Funds



                                        1